UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
August 13, 2009
Date of report (Date of earliest event reported)
STONE ENERGY CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	1-12074	72-1235413

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

625 E. Kaliste Saloom Road Lafayette, Louisiana	70508

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (337) 237-0410
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Item 5.05. Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.
          (a) On August 13, 2009, the board of directors of Stone Energy Corporation (the “Company”) amended the Company’s Code of Business Conduct and Ethics (the “Code”). The principal amendments to the Code were as follows:
(i.)	Revising the “Introduction” to clarify that the Code applies to all directors, officers and employees (collectively, the “Covered Persons”) of the Company;

(ii.)	Revising the “Protection and Proper Use of Company Assets” provision prohibiting the use of Company funds for unlawful or improper purposes;

(iii.)	Revising the “Reporting any Illegal or Unethical Behavior” provision to clarify that violations of applicable laws, rules and regulations, the Code or any other code must be reported to appropriate personnel;

(iv.)	Revising the “Financial and Accounting Officers and Managers” provision to clarify that (1) such provision applies to the Financial and Accounting Officers and Managers, including the Company’s CFO, controller and CEO (collectively, the “Senior Financial Officers”), (2) deviations from Code by the Senior Financial Officers should be reported and (3) the Senior Financial Officers will ensure that reports or documents filed with the SEC are full, fair, accurate, timely and understandable and comply with all applicable governmental laws, rules and regulations; and
          A copy of the Code, as amended, is filed as Exhibit 14.1 to this Current Report on Form 8-K and is incorporated herein by reference. A current copy of the Code is also available at the “Corporate Governance” section of the Company’s website, http://www.stoneenergy.com, or a copy of the Code is also available, free of charge by writing us at: Chief Financial Officer, Stone Energy Corporation, P.O. Box 52807, Lafayette, LA 70505.
Item 7.01. Regulation FD Disclosure.
          On August 13, 2009, the Board of Directors adopted amended and restated charters for the Audit Committee and Nominating and Governance Committee, respectively. The revised charters are furnished as Exhibits 99.1 and 99.2 to this Current Report on Form 8-K and are incorporated by reference into this Item 7.01. In addition, the Board of Directors adopted amended and restated corporate governance guidelines. The revised corporate governance guidelines are furnished as Exhibit 99.3 to this Current Report on Form 8-K and are incorporated by reference into this Item 7.01.
          In accordance with General Instruction B.2 of Form 8-K, the information in Item 7.01 of this report, including Exhibits 99.1, 99.2 and 99.3, is being furnished pursuant to Item 7.01 and shall not be deemed “filed” for the purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section, nor shall such information, including Exhibits 99.1, 99.2 and 99.3, be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.
Item 9.01. Financial Statements and Exhibits.
          (d) Exhibits
14.1	Code of Business Conduct and Ethics (Amended and Restated on August 13, 2009).

99.1	Audit Committee Charter (Amended and Restated on August 13, 2009).

99.2	Nominating and Governance Committee Charter (Amended and Restated on August 13, 2009).

99.3	Corporate Governance Guidelines (Amended and Restated on August 13, 2009).

SIGNATURE
          Pursuant to the requirements of the Securities Exchange Act of 1934, Stone Energy Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STONE ENERGY CORPORATION
Date: August 18, 2009	By:	/s/ J. Kent Pierret
J. Kent Pierret
Senior Vice President, Chief Accounting Officer and Treasurer

EXHIBIT INDEX

Exhibit
Number	Description

14.1	Code of Business Conduct and Ethics (Amended and Restated on August 13, 2009).

99.1	Audit Committee Charter (Amended and Restated on August 13, 2009).

99.2	Nominating and Governance Committee Charter (Amended and Restated on August 13, 2009).

99.3	Corporate Governance Guidelines (Amended and Restated on August 13, 2009).